VALUE OF UNFAVOURABLE TIME CHARTERS (Notes)	12 Months Ended
Dec. 31, 2016
Other Liabilities Disclosure [Abstract]
unfavourable contracts [Text Block]

23.	VALUE OF UNFAVORABLE CHARTER CONTRACTS

The Company acquired five unfavorable charter-out contracts upon the Merger. The allocated fair value is being amortized over the expected life of the contracts as an increase to time charter revenues. As of December 31, 2016, these contracts had been fully amortized. The value of unfavorable charter-out contracts maybe summarized as follows;

(in thousands of $)	2016	2015
Acquired upon the Merger	8,109	8,109
Accumulated amortization	(8,109)	(1,310)
	—	6,799